SUPPLEMENT TO PROSPECTUS DATED JULY 1, 1998
                            FOR THE JNL SERIES TRUST


Under the heading "MANAGEMENT OF THE TRUST" and the sub-heading "PORTFOLIO MANAGEMENT," the following section is amended and replaced in its entirety:

Goldman Sachs/JNL Growth & Income Series

     Greg Gigliotti, Vice President of Goldman Sachs, Thomas S. Price, Vice President of Goldman Sachs, Lawrence S. Sibley, Vice President of Goldman Sachs and Karma Wilson, Vice President of Goldman Sachs share the responsibility for the day-to-day management of the Goldman Sachs/JNL Growth & Income Series. Mr. Gigliotti joined Goldman Sachs in 1997. From 1996 to 1997 he was a Vice
President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1989 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Price joined Goldman Sachs in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1993 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Sibley joined Goldman Sachs in 1997. From 1994 to 1997 he headed Institutional Equity Sales at J. P. Morgan Securities, and from 1987 to 1994 he was a principal of Sanford C. Bernstein & Co. in its Institutional Sales Department. Ms. Wilson joined Goldman Sachs in 1994. Prior to 1994 she was an investment analyst with Bankers Trust Australia Ltd. Before 1992 she was employed at Arthur Andersen LLP. Mr. Gigliotti, Mr. Price, Mr. Sibley and Ms. Wilson have shared the responsibility for the day-to-day management of the Series since September 1998.



This Supplement is dated September 7, 1998

(To be used with Form No. VC 3153 Rev. 7/98 only)